SCOLR

Pharma, Inc.

CDT® is a registered trademark of SCOLR Pharma, Inc.
SCOLR & CDT logo and design are trademarks of SCOLR Pharma, Inc.

SCOLR Pharma, Inc. Copyright©2010, SCOLR Pharma, Inc. 1 SCOLR Pharma Corporate Presentation Welcome to a Revolution… April 2010 Exhibit 99.1

SCOLR Pharma, Inc.
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995,
including without limitation statements about our strategies, product development programs, revenue opportunities, 2010 revenue
projections, product approval requirements and timelines, that involve significant risks and uncertainties. These statements represent management’s present expectations of future events and are subject to a number of important factors that could cause actual results to differ materially from those described in the forward-
looking statements.
Please refer to the risk factors and other cautionary language included in our reports and other filings with the Securities and
Exchange Commission and available on our website.
We assume no obligation to update these forward-looking
statements.
Copyright©2010, SCOLR Pharma, Inc. 2
April 2010

SCOLR Pharma, Inc.
New Strategy:
Redefining our business:
Emphasis on direct sales of our products
License/Partner where we do not have the
resources/capabilities
Alignment of operating costs to “match”
business strategy
Lower operating costs in line with business
strategy
Copyright©2010, SCOLR Pharma, Inc. 3
April 2010

SCOLR Pharma, Inc.
Strategy:
Strong financial performance:
Sales/Licensing revenues
Strong cost control
Direct Sales with higher contribution
Nutritional Supplements
Nuprin® ibuprofen based tablets
Pseudoephedrine 12 hour tablets (pending
approval)
Advance 12 hour ibuprofen towards
commercialization
Copyright©2010, SCOLR Pharma, Inc. 4
April 2010

Supplement:	Benefit:*
12-hr Glucosamine-Chondroitin-Boswellia-HLA	Joint Health
12-hr Guarana/Green Tea	Natural Energy
24-hr CoQ10	Heart Health
24-hr Echinacea, Vitamin C and Zinc	Cold Relief
24-hr Calcium with Vitamin D	Bone & Joint
24-hr Calcium, Magnesium and Zinc	Bone & Joint
24-hr Niacin 250 & 500 mg	Heart Health
24-hr Glucosamine-Chondroitin	Joint Health
12-hr Glucosamine 750 and 1500 mg	Joint Health
12-hr Ginkgo Biloba	Mental Function, Antioxidant
12-hr Caffeine 200 mg	Energy
12-hr Vitamin C 500 & 1000 mg	Antioxidant, Immune Support

SCOLR Pharma, Inc.
5
Nutritional Supplements – revenue opportunities
Copyright©2010, SCOLR Pharma, Inc.
April 2010
*Statements not evaluated by the FDA.  Not meant to treat, diagnose or cure any condition or disease

SCOLR Pharma's unique controlled delivery technology optimizes the bioavailability of active ingredients while diminishing adverse side effects, improving dosing compliance and maximizing overall product effectiveness.
Directions: Take one tablet daily or as directed by your health care professional
Caution: Do not use if the seal is broken or missing. Keep out of reach of children
Storage: Keep tightly closed in a cool dry place.
Quality and Potency Guaranteed
SCOLR
24 HOUR
E·X·T·E·N·D·E·D
RELEASE
CO Q 10
100 mg
60 Tablets
Supplement Facts
Serving Size: One (1) Tablet
Servings Per Container: 60
Ingredients
Amount Per Serving
% Daily Value
*Daily Value not established
Manufactured for
SCOLR Pharma, Inc.
Bothell, WA

SCOLR Pharma's unique controlled delivery technology optimizes the bioavailability of active ingredients while diminishing adverse side effects, improving dosing compliance and maximizing overall product effectiveness.
Directions: Take one to two tablets daily or as directed by your health care professional
Delivers 200mg caffeine equivalent
Caution: Do not use if the seal is broken or missing. Keep out of reach of children
Quality and Potency Guaranteed
SCOLR
12 HOUR
E·X·T·E·N·D·E·D
RELEASE
All Day Energy
Guarana/Green Tea Blend
60 Tablets
Supplement Facts
Serving Size: One (1) Tablet
Servings Per Container: 60
Ingredients
Amount Per Serving
% Daily Value
Guarana Extract
364 mg
Green Tea Extract (Decaf.)
240 mg
*Daily Value not established
Manufactured for
SCOLR Pharma, Inc.
Bothell, WA

SCOLR Pharma's unique controlled delivery technology optimizes the bioavailability of active ingredients while diminishing adverse side effects, improving dosing compliance and maximizing overall product effectiveness.
Directions: Take three tablets daily with food or as directed by your health care professional
Caution: Do not use if the seal is broken or missing. Keep out of reach of children
Storage: Keep tightly closed in a cool dry place.
Quality and Potency Guaranteed
SCOLR
12 HOUR
E·X·T·E·N·D·E·D
RELEASE
Flex More
Superior Bone and Joint
Dietary Supplement
90 Tablets
Supplement Facts
Serving Size: Three (3) Tablets
Servings Per Container: 30
Ingredients
Amount Per Serving
% Daily Value
Glucosamine Hydrochloride
1500 mg
Hyaluronic Acid (HA)
3.3 mg
Boswellia Serrata Extract
150 mg
*Daily Value not established
Manufactured for
SCOLR Pharma, Inc.
Bothell, WA

SCOLR Pharma, Inc. Copyright©2010, SCOLR Pharma, Inc. 6 Nutritional Supplements – Label examples April 2010

SCOLR Pharma, Inc.
Copyright©2010, SCOLR Pharma, Inc. 7
Unique/Differentiated products
Limited or no competition
National distribution to retail consumers
Niche vitamin/mineral “depletion” category in the
pharmacy aisle
Focus on products that utilize proven and
recognized ingredients, supported by strong
science with tangible consumer benefits
Expected 2010 revenues between $5-10 million
Nutritional Supplements – revenue opportunities
April 2010

SCOLR Pharma, Inc.
Company Background:
Public Company (NYSE Amex: DDD); based in Bothell, WA
High quality, precision, oral drug delivery technologies at prices comparable to immediate release tablets/capsules
Stephen J. Turner, President & Chief Executive Officer
Joined SCOLR in 1999. Served as Chief Technology Officer in charge of
R&D and Operations since 2003 until being appointed President and
CEO in August 2009. Built SCOLR’s R&D, Intellectual Property and
Information Technology Functions.
Richard M. Levy, CPA, Chief Financial Officer
Joined SCOLR in 2005. Strong financial skills with extensive experience in acquisitions and divestures. Held several executive level positions with domestic and international companies, including CFO of Bank of
America’s International Private Banking Division and  Bank of America
Australia. Most recently, CFO at Community Trust Bank, Kentucky, and
Corporate Controller for Washington Mutual Bank.
Copyright©2010, SCOLR Pharma, Inc. 8
April 2010

SCOLR Pharma, Inc.
Balance Sheet and Capital Structure
December 31, 2009 (In Thousands)
Cash and cash equivalents    $   1,176
Working Capital 961
Total Assets $   3,111
Total Debt -
(In Millions)
Common Shares Outstanding 41.1
Fully - Diluted Shares 48.5
Note - Excluded from above
Completed equity offering, March 2010 with a net proceeds of $3.7 million.
Copyright©2010, SCOLR Pharma, Inc.
April 2010
9 Copyright©2010, SCOLR Pharma, Inc.

SCOLR Pharma, Inc.
10
CDT® – A Better Oral Drug Delivery Alternative
Applicable to broad range of drugs and consumer products
Technologies have been demonstrated across all classes of drugs
(BCS 1-4)
19 validating clinical studies across 7 drugs, n > 800
Standard GRAS ingredients and equipment
Less complex, cost-effective controlled release tablet/capsule formulations
5 issued controlled-release patents:
Greater release flexibility with less formulation complexity
Robust, predictable and programmable controlled release
Ability to formulate independent of API solubility
Proprietary formulation expertise expands capabilities:
Potential for enhanced solubility in developmental formulations
Potential for enhanced oral bioavailability for select drugs
Copyright©2010, SCOLR Pharma, Inc.

SCOLR Pharma, Inc.
11
Key Benefits of SCOLR’s Technologies:
Extremely flexible release profiles: Precision near-linear,
first-order and delayed release up to 24 hours
Easy to manufacture: 2-3 step manufacture reduces
manufacturing time and decreases risk of batch failure
Cost effective: Can use existing manufacturing equipment
High payload: Fewer excipients, higher active loading
Strong patent protection: Significant patent life remaining
Copyright©2010, SCOLR Pharma, Inc.
First Order
Zero Order Bimodal Delayed Onset

SCOLR Pharma, Inc.
CDT® Difference: Readily Manufacturable and Cost-
Effective Extended Release
CDT®
Osmotic
Pump Multiparticulate
Multi-Layered
Tablet
Proprietary
polymer
SCOLR
Alza
(Oros®)
Flamel
(Micropump®)
Skyepharma
(GeoMatrix®)
Labopharm
(Contramid®)
Process
Description
Granulation or
direct compression
matrix
Laser-drilled
orifice
Fluid bed,
extrusion bead
formation
Granulation or
direct compression
matrix
Granulation or
direct compression
matrix
Mode of Action
Diffusion/erosion
matrix
Reservoir
device Diffusion/erosion
Diffusion/erosion
matrix
Hydrophilic
polymer matrix
Low High Medium High High
Yes Yes No Yes No
2 or 3 18+ 36+ 12+ Polymer synthesis
Complexity
Payload
Flexibility
Manufacturing
Steps Required
Limitations
(vs. CDT®)
Simple
granulation, can
be incorporated
into tablets or
capsules
Payload
restrictions,
fragile, short
exclusivity
Multiple complex
manufacturing
steps
Specialized
manufacturing
equipment
Limited source,
availability and
application of
polymer
Copyright©2010, SCOLR Pharma, Inc.
April 2010
12 Copyright©2010, SCOLR Pharma, Inc.

200mg IR
Motrin®
200 mg IR
Advil®
SCOLR CDT®
600mg ER
Brufen Retard
800mg ER
Motrin® Rx
600mg IR
TEST
BRUFEN
RETARD
Advil

SCOLR Pharma, Inc.
13
SCOLR CDT® Ibuprofen tablet compared to existing OTC and
Rx products
Rx products for size reference
only
6 tabs/24 hr 6 tabs/24 hr 2 tabs/24 hr
Not Available in US
Copyright©2010, SCOLR Pharma, Inc.
Commercial/Late-Stage Programs: Ibuprofen

SCOLR Pharma, Inc.
Copyright©2010, SCOLR Pharma, Inc. 14
ER Ibuprofen Program Objectives:
Develop a novel, cost-competitive 12-hour extended-
release ibuprofen tablet based on SCOLR’s proprietary
and patented CDT® delivery technology
Tablet Approval Requirements:
Bioequivalent to three 200 mg immediate release (IR)
RLD tablets (Motrin®)*
Stay below Cmax or safety studies will be required*
Provide onset of pain relief in less than 60 minutes*
Demonstrate efficacy for the full 12 hours, especially
over the last four hours (8-12)**
*As discussed at type “b” meetings with FDA in 2004, 2006
**Responses during special protocol assessment (SPA) with FDA

SCOLR Pharma, Inc.
15
as reported by Biovail
Contract Research
Copyright©2010, SCOLR Pharma, Inc.
Ibuprofen – Reproducible PK response
Figure 11.1 - Mean plasma ibuprofen concentration versus time (n=34)
0
2
4
6
8
10
12
14
16
18
20
22
24
26
28
0 2 4 6 8 10 12 14 16 18 20
Time (hr)
Treatment A: CDT® Ibuprofen Tablet Extended Release, 1 x 600 mg, Lot#: 0601318
Treatment B: Motrin IB Ibuprofen Tablet USP, 1 x 200 mg (t.i.d.), Lot#: MDA132
Min. Effective Concentration
12 Hour
Level
Biovail Contract Research
A Division of Biovail Corporation
Study No.: 3313
Ibuprofen Tablets Extended Release 600 mg
Study Reported: November 20, 2006

SCOLR Pharma, Inc.
16
Multiple dose, Dental Pain Trial, Safety & Efficacy trial
256 subject randomized (169 active : 87 placebo)
Extraction of 1-2 impacted molars with confirmed moderate pain (>5)
Subjects given study medication every 12 hours for 48 hours total
Co-Primary Endpoints Achieved:
Effective pain relief over a full 12 hours
Durability of effect with repeat doses over 48 hours
Demonstrated at least a 20% improvement over baseline (starting) pain
Key Secondary Endpoint:
“Confirmed” onset of effect in less than 1 hour
Copyright©2010, SCOLR Pharma, Inc.
Ibuprofen – Successful pivotal phase III clinical

SCOLR Pharma, Inc.
Copyright©2010, SCOLR Pharma, Inc. 17
April 2010
Addressable Global OTC analgesic market
Ibuprofen (No extended release competitor)
Acetaminophen (Tylenol® 8 hour, Tylenol Arthritis®)
Naproxen (approved for 8-12 hours)
Significant upside potential if SCOLR CDT® Ibuprofen
demonstrates superiority to other OTC NSAIDs
Cough-Cold combinations based on ibuprofen
Rx ibuprofen and potential combinations for severe
pain (i.e. Vicoprofen®)
Potential Market for Ibuprofen based products:
17 Copyright©2010, SCOLR Pharma, Inc.
Tylenol®, Tylenol-Arthritis are trademarks of Ortho-McNeil, a  Johnson and Johnson company. Vicoprofen®  is a trademark of Abbott

SCOLR Pharma, Inc. 18 Copyright©2010, SCOLR Pharma, Inc. Commercial/Late-Stage Programs – Pseudoephedrine CDT® National Brand

STUDY AAI-US-593
LEAST-SQUARES MEAN PSEUDOEPHEDRINE PLASMA CONCENTRATIONS
(N=63)

Concentration (ng/mL)
400
350
300
250
200
150
100
50
0
0
4
8
12
16
20
24
28
32
36
Hours After Dose
TEST-FASTED
REFERENCE-FASTED
TEST-FED

SCOLR Pharma, Inc. 19 Copyright©2010, SCOLR Pharma, Inc. Pseudoephedrine – Bioequivalence to NBE established

Non-Drowsy

PSEUDOEPHEDRINE HYDROCHLORIDE

EXTENDED-RELEASE TABLETS, USP, 120 MG - 12 HOUR

LONG-ACTING NASAL DECONGESTANT

Controlled Delivery Technology® CDT

- Nasal & Sinus Congestion due to Colds & Allergies
- Sinus Pressure
- Maximum Strength

Actual Size

10 COATED CAPLETS*
120 mg EACH
*CAPSULE-SHAPED TABLETS

SCOLR Pharma, Inc. Copyright©2010, SCOLR Pharma, Inc. 20

Drug Facts

Active ingredient (in each tablet)	*Purpose*
Pseudoephedrine HCl 120 mg....................	Nasal decongestant

Uses

- temporarily relieves nasal congestion due to the common cold, hay fever or other upper respiratory allergies
- temporarily relieves sinus congestion and pressure

Warnings

Do not use if you are now taking a prescription monoamine oxidase inhibitor (MAOI) (certain drugs for depression, psychiatric, or emotional conditions, or Parkinson's disease), or for 2 weeks after stopping the MAOI drug. If you do not know if your prescription drug contains an MAOI, ask a doctor or pharmacist before taking this product.

Ask a doctor before use if you have

- heart disease
- high blood pressure
- thyroid disease
- diabetes
- trouble urinating due to an enlarged prostate gland

When using this product do not exceed recommended dosage

Stop use and ask a doctor if

- nervousness, dizziness, or sleeplessness occur
- symptoms do not improve within 7 days or occur with a fever

If pregnant or breast-feeding, ask a health professional before use.

Keep out of reach of children. In case of overdose, get medical help or contact a Poison Control Center right away. (1-800-222-1222) ➡

Drug Facts *(continued)*

Directions

swallow tablets whole, and do not break, chew, or crush tablets	
adults and children 12 years and over	■ take 1 tablet every 12 hours ■ do not take more than 2 tablets in 24 hours
children over 12 years	do not use this product in children under 12 years of age

Other Information

- store at 59° to 77°F in a dry place
- protect from light
- **do not use if carton is opened or if blister unit is broken**
- see side panel for lot number and expiration date
- each table contains: **sodium 14mg**

Inactive ingredients

carnauba wax, hypromellose, iron oxide, microcyrstalline cellulose, polyethylene glycol, sodium bicarbonate, and stearic acid. Printed with edible black ink.

Questions or comments?

Call 1-8xx-xxx-xxxx, weekdays, 9 A.M. - 4 P.M. (PST)

Email info@scolr.com

You may report side effects to FDA at 1-800-FDA-1088

FPO

8 26210 00036 0

Proof of Purchase

SCOLR Pharma, Inc. Copyright©2010, SCOLR Pharma, Inc. 21

SCOLR Pharma, Inc.
22
Summary of Key Benefits
Broadly applicable oral technologies
High and low solubility drugs
High and low dose drugs
Release capability from 0-24 hours
Combination products
Controlled release at costs comparable to immediate release
Common manufacturing processes, with only 2-3 steps
GRAS excipients
Proven commercialized technologies
Demonstrated clinical performance
Patent Protected
Copyright©2010, SCOLR Pharma, Inc.